Exhibit 99.2

Introduction • Obesity is a significant health problem associated with serious comorbidities such as cardiovascular disease and increased mortality.1-4 • Weight loss in overweight or obese patients has been shown to improve blood pressure and decrease mortality risks due to weight-related comorbidities.5-7 • Currently available pharmacologic agents for weight loss have demonstrated only modest efficacy.8 • Phentermine (PHEN) and topiramate (TPM) are 2 pharmacologic agents with demonstrated weight-loss properties. PHEN is a synthetic sympathomimetic amine that suppresses appetite and is currently approved in the United States for short-term weight loss as an adjunct to lifestyle modifications. TPM is a neurotherapeutic agent indicated for treatment of seizures (recommended dose: 400 mg/day) and prevention of migraines (recommended dose: 100 mg/day) that has shown weight loss in clinical trials.9,10 • A unique low-dose, controlled-release (CR) combination of PHEN/TPM for once-daily oral dosing was developed to maximize weight loss while minimizing adverse events. Objectives • To evaluate weight loss and change in blood pressure over a 56-week period in overweight and obese subjects with >2 weight-related comorbidities. • To determine weight loss and change in blood pressure among overweight and obese hypertensive subjects through 56 weeks. Methods • In this double-blind, placebo-controlled Phase 3 trial (CONQUER), 2487 overweight/ obese adult subjects with >2 weight-related comorbidities were randomly assigned to placebo, PHEN 7.5 mg/TPM CR 46 mg (7.5/46), or PHEN 15 mg/TPM CR 92 mg (15/92) for 56 weeks. All subjects received lifestyle and exercise guidance and were managed to standard of care for their hypertension. • Subjects were instructed to take PHEN/TPM CR once daily for 56 weeks. Dosing assigned at randomization was titrated at weekly intervals for 4 weeks; the randomized dose was administered for 52 weeks. Efficacy and safety endpoints were evaluated at baseline, the end of Weeks 2 and 4 during titration, and at 4-week intervals thereafter (Figure 1). • Subjects were considered hypertensive at baseline if they met any of the following criteria: - Systolic blood pressure (SBP) >140 mm Hg and <160 mm Hg (>130 mm Hg and <160 mm Hg if diabetic) - Diastolic blood pressure (DBP) >90 mm Hg and <100 mm Hg (>85 mm Hg and <100 mm Hg if diabetic) - Use of >2 antihypertensive medications Assessments • The primary efficacy endpoints were percent change in body weight at 56 weeks and percentage of subjects with >5% weight loss at Week 56 in the intent-to-treat (ITT) population with last observation carried forward (LOCF). Additional efficacy endpoints were changes in SBP and DBP at Week 56. Safety was also assessed at each study visit. • Analysis of covariance (ANCOVA) was used to evaluate changes in weight loss, SBP, and DBP parameters. The ANCOVA model used factors of treatment, gender, and diabetic status with baseline weight as a covariate. For each treatment comparison, the difference in least-squares (LS) means, corresponding standard errors, 95% confidence intervals, and P values were derived from the ANCOVA model. 12-Month Weight Loss and Antihypertensive Benefits With PHEN/TPM CR in Overweight and Obese Subjects With Hypertension Authors: Kishore M. Gadde, MDa; Craig Peterson, MSb; Barbara Troupin, MDb; Wesley W. Day, PhDb aDuke University Medical Center, Durham, North Carolina, United States of America; bVIVUS, Inc., Mountain View, California, United States of America • For patients with hypertension at baseline, the LS mean change in SBP at Week 56 was significant for both doses of PHEN/TPM CR vs placebo (P<0.0001 for 15/92 vs placebo; P<0.05 for 7.5/46 vs placebo): -4.9 mm Hg, -6.9 mm Hg, and -9.1 mm Hg for placebo, 7.5/46, and 15/92, respectively (ITT-LOCF). The LS mean change in DBP for hypertensive subjects at 56 weeks was also significant vs placebo (P<0.001 for 15/92 vs placebo; P<0.05 for 7.5/46 vs placebo): -3.9 mm Hg, -5.2 mm Hg, and -5.8 mm Hg for placebo, 7.5/46, and 15/92, respectively (ITT-LOCF) (Figure 5). • The percentage of hypertensive subjects requiring an increase in the number of antihypertensive medications during the study was higher in the placebo group than in the PHEN/TPM CR groups, and the percentage of subjects with a decrease in the number of antihypertensive medications was higher in the PHEN/TPM CR groups vs the placebo group (Table). • The overall study completion rate on therapy was 62%. A greater percentage of patients receiving PHEN/TPM CR completed the study than those receiving placebo: 57%, 69%, and 64% for placebo, 7.5/46, and 15/92, respectively. • The most common treatment-emergent adverse events experienced in this study were upper respiratory tract infections, constipation, paresthesia, and dry mouth; most were mild or moderate in severity. Conclusions • In this large, randomized, controlled clinical trial, significant weight loss and clinically meaningful improvements in SBP and DBP were seen during 56 weeks of treatment with both doses of PHEN/TPM CR compared with placebo. • A greater proportion of hypertensive subjects receiving PHEN/TPM CR (both doses) had a reduction in their antihypertensive medications; those treated with placebo had a greater incidence of increase in their antihypertensive medications. • PHEN/TPM CR was generally well tolerated. • Medical treatments that lead to significant weight reduction and address common obesity-related comorbidities may have significant benefits in terms of preventing future weight-related morbidity and mortality. Results • The majority of the 2487 subjects randomized to study treatment were female (70%) and Caucasian (86%). Subjects had a mean age of 51 years, with a baseline mean weight of 103.1 kg, mean body mass index of 36.6 kg/m2, and a mean blood pressure of 128/81 mm Hg. • At baseline, 53% of enrolled subjects were considered hypertensive. Mean baseline blood pressure for these patients (n=1286) was 134/84 mm Hg. • Mean weight loss at 56 weeks for the overall ITT-LOCF sample was 1.8%, 8.4%, and 10.4% for placebo, 7.5/46, and 15/92, respectively (P<0.0001 vs placebo). In subjects completing 56 weeks on treatment, mean weight loss was 2.4%, 10.5%, and 13.2% for placebo, 7.5/46, and 15/92, respectively (P<0.0001 vs placebo). Subjects with hypertension showed comparable mean weight loss at Week 56. • LS mean percent weight loss at 56 weeks for the overall ITT-LOCF sample was significantly greater for both doses of PHEN/TPM CR vs placebo (P<0.0001): 1.2%, 7.8%, and 9.8% for placebo, 7.5/46, and 15/92, respectively. In subjects completing 56 weeks on treatment (n=1520), LS mean weight loss was 1.6%, 9.6%, and 12.4% for placebo, 7.5/46, and 15/92, respectively (P<0.0001 for both doses vs placebo). Patients with hypertension showed comparable weight loss at Week 56 (Figure 2). • The percentage of subjects in the overall ITT-LOCF sample with >5% weight loss was significantly greater in both PHEN/TPM CR groups vs placebo (P<0.0001): 20.8%, 62.1%, and 70.0% for placebo, 7.5/46, and 15/92, respectively. Similar results were seen among study completers (Figure 3). • The mean change in SBP at Week 56 (from baseline 128 mm Hg) for the overall ITT-LOCF sample was -3.1 mm Hg, -5.2 mm Hg, and -5.6 mm Hg for placebo, 7.5/46, and 15/92, respectively (P<0.0001). Mean change in DBP at Week 56 (from baseline 81 mm Hg) was -2.9 mm Hg, -3.3 mm Hg, and -3.5 mm Hg for placebo, 7.5/46, and 15/92, respectively (P<0.0001). • Both doses of PHEN/TPM CR had significant improvements in LS mean change in SBP across the entire study population at Week 56 compared with placebo (ITT-LOCF; P<0.0001 for 15/92 vs placebo; P<0.001 for 7.5/46 vs placebo). The 15/92 group also showed significant improvement in LS mean change in DBP vs placebo at Week 56 (P<0.01) (Figure 4). • For ITT-LOCF subjects with hypertension, the mean change in SBP at Week 56 (from baseline 134 mm Hg) was -5.6 mm Hg, -7.0 mm Hg, and -8.3 mm Hg for placebo, 7.5/46, and 15/92, respectively (P<0.0001). Baseline DBP in the hypertensive group was 84 mm Hg, and subjects saw a mean change at 56 weeks of -4.3 mm Hg, -5.0 mm Hg, and -5.5 mm Hg for placebo, 7.5/46, and 15/92, respectively (P<0.0001). References: 1. Reaven GM. Importance of identifying the overweight patient who will benefit the most by losing weight. Ann Intern Med. 2003;138:420-423. 2. Flegal KM, Carroll MD, Ogden CL, Johnson CL. Prevalence and trends in obesity among US adults, 1999-2000. JAMA. 2002;288:1723-1727. 3. Haslam DW, James WP. Obesity. Lancet. 2005;366:1197-1209. 4. Adams KF, Schatzkin A, Harris TB, et al. Overweight, obesity, and mortality in a large prospective cohort of persons 50 to 71 years old. N Engl J Med. 2006;355:763-778. 5. American Diabetes Association. Standards of medical care in diabetes—2006. Diabetes Care. 2006;29(suppl 1):S4-S42. 6. Metz JA, Stern JS, Kris-Etherton P, et al. A randomized trial of improved weight loss with a prepared meal plan in overweight and obese patients: impact on cardiovascular risk reduction. Arch Intern Med. 2000;160:2150-2158. 7. Pi-Sunyer X. Medical risks of obesity. Postgrad Med. 2009;121:21-33. 8. Rucker D, Padwal R, Li SK, Curioni C, Lau DCW. Long term pharmacotherapy for obesity and overweight: updated meta-analysis. BMJ. 2007;335:1194-1199. 9. Adipex-P [package insert]. Sellersville, PA: Teva Pharmaceuticals USA; 2005. 10. Topamax [package insert]. Titusville, NJ: Ortho-McNeil-Janssen Pharmaceuticals, Inc.; 2009. Acknowledgements: We would like to acknowledge and thank the CONQUER investigators and study coordinators, the Medpace team (study CRO), The Lockwood Group (for poster development assistance), and VIVUS internal contributors. 15 Overall Sample ITT-LOCF Overall Sample Completers Hypertensive Sample ITT-LOCF Hypertensive Sample Completers LS Mean Percent Weight Loss 10 5 0 979 n= 1.2 7.8* 9.8* Data represent LS means *P<0.0001 vs placebo Placebo 488 981 557 1.6 9.6* 12.4* 338 625 516 1.9 8.2* 10.1* 256 514 307 2.5 12.8* 178 337 7.5/46 15/92 10.2* Figure 2. Percent weight loss at Week 56. 100 Overall Sample ITT-LOCF Overall Sample Completers Hypertensive Sample ITT-LOCF Hypertensive Sample Completers Percentage of Subjects With >5% Weight Loss 50 60 70 80 90 20 30 40 10 0 979 n= 20.8 62.1* 70.0* *P<0.0001 vs placebo Placebo 488 981 557 26.2 74.6* 85.1* 338 625 516 21.7 62.1* 69.6* 256 514 307 28.0 83.7* 178 337 7.5/46 15/92 73.6* Figure 3. Percentage of subjects with >5% weight loss at Week 56. 2 weeks Titration (4 weeks) Treatment (52 weeks) Screening PHEN 15 mg/TPM CR 92 mg Placebo PHEN 7.5 mg/TPM CR 46 mg Study Visits: Visit No. Week 1 Screen 1a 20 32 4 4 Titration Treatment (52 weeks) 5 8 6 12 7 16 8 20 9 24 10 28 11 32 12 36 13 40 14 44 15 48 16 52 17 56 Figure 1. Study design. 0 SBP DBP LS Mean Change (mm Hg) -5 -4 -3 -2 -1 -8 -7 -6 -9 -10 Placebo (n=979) -2.4 -5.6* -2.7 -3.4 7.5/46 (n=488) 15/92 (n=980) -4.7† -3.8‡ Data represent LS means *P<0.0001 vs placebo †P<0.001 vs placebo ‡P<0.01 vs placebo Figure 4. Mean change in SBP and DBP (mm Hg) from baseline to Week 56: overall sample ITT-LOCF. 0 SBP DBP LS Mean Change (mm Hg) -5 -4 -3 -2 -1 -8 -7 -6 -9 -10 Data represent LS means *P<0.0001 vs placebo †P<0.05 vs placebo ‡P<0.001 vs placebo Placebo (n=516) -4.9 -6.9† -9.1* -3.9 -5.2† -5.8‡ 7.5/46 (n=256) 15/92 (n=514) Figure 5. Mean change in SBP and DBP (mm Hg) from baseline to Week 56: hypertensive sample ITT-LOCF. Table. Number of Subjects With Change in Antihypertensive Medications From Baseline to Week 56: Hypertensive Population (ITT) Subjects Treatment n Decrease, n (%) No Change, n (%) Increase, n (%) Placebo 516 24 (4.7) 450 (87.2) 42 (8.1) 7.5/46 256 27 (10.5) 219 (85.5) 10 (3.9) 15/92 514 76 (14.8) 416 (80.9) 22 (4.3)